Borrowings	6 Months Ended
Jun. 30, 2012
Debt Disclosure [Abstract]
Borrowings
Borrowings
Term loan and revolving line of credit
In June 2004, the Company entered into a loan and security agreement with a bank, most recently amended in December 2010 (the “Amendment”). The Amendment renewed the revolving line of credit at $5.0 million, and increased the term loan from $2.0 million to $5.0 million. Subsequent to the Company’ s IPO, on April 3, 2012, the Company paid off in full the outstanding revolving line of credit of $4.5 million and the outstanding term loan balance of $3.3 million. The following provides details of each of the two separate forms of credit extended under the loan and security agreement:
Revolving line of credit:
The Amendment allowed the Company to borrow up to $5.0 million based on the Company’s working capital. The borrowing base was calculated based on up to 80% of eligible accounts receivable. Any outstanding balances above the availability on the borrowing base would be paid down or cash secured by the Company. Interest was payable monthly with the principal due at maturity. Borrowing under the line of credit bore interest at the bank’s prime rate plus 1%, provided that in no event would the prime rate be less than the 30-day LIBOR rate plus 2.5%. As of June 30, 2012, and December 31, 2011 the Company had drawn down $0 and $4.5 million, respectively under this line of credit. On February 13, 2012 the Company repaid $4.5 million under the line of credit, on March 23, 2012 the Company drew down $4.5 million, and on April 3, 2012 the Company repaid the full amount outstanding on the line of credit of $4.5 million using a portion of the proceeds from the IPO. This line of credit expired in April 2012.
Term loan:
The Amendment allowed the Company to borrow up to $5.0 million under a term loan; on December 13, 2010, the Company borrowed the full $5.0 million available. Approximately $1.0 million of the proceeds from this borrowing was used to pay off the previous term loan which was outstanding at the close of the Amendment. This loan was to be repaid with six interest only payments, followed by 30 equal monthly installments of principal plus interest, which began on June 13, 2011. Interest was calculated at the bank’s prime rate plus 1.5% provided that in no event would the prime rate be deemed to be less than the 30-day LIBOR rate plus 2.5%.
The agreement imposed various limitations on the Company, including without limitation, on its ability to: (i) transfer all or any part of its businesses or properties, merge or consolidate, or acquire all or substantially all of the capital stock or property of another company; (ii) engage in a new business; (iii) incur additional indebtedness or liens with respect to any of its properties; (iv) pay dividends or make any other distribution on or purchase of, any of its capital stock; (v) make investments in other companies; (vi) make payments in respect of any subordinated debt. The agreement also contains certain customary representations and warranties, additional covenants, notice and indemnification provisions, and events of default, including changes of control, cross-defaults to other debt, judgment defaults and material adverse changes to the Company’s business. In addition, the Loan Agreement required the Company to maintain an adjusted quick ratio of 1.10:1, which is defined as unrestricted cash plus eligible accounts receivable; divided by current liabilities plus all other bank debt less the current portion of deferred revenue. The loan agreement also required the Company to maintain minimum net income levels on a quarterly basis.
Operating loan agreement
In association with the Wallace Wireless acquisition, the Company assumed liability for an operating loan agreement executed in June 2008. The loan agreement allows the Company to borrow up to $0.4 million based on 75% of eligible Canadian accounts receivable plus 60% of their eligible U.S. accounts receivable. The amount outstanding on the date of acquisition was $0.4 million Interest is payable monthly with principle due at maturity. Borrowing under the loan agreement bore interest at the bank’s prime rate plus 1.5%. This loan agreement was fully paid in January 2011.